Exhibit 10.20

WAIVER

This WAIVER (this “Waiver”) is made this 19th day of March 2010, by and among SERVICESOURCE INTERNATIONAL, LLC, a Delaware limited liability company (“Borrower”), WELLS FARGO CAPITAL FINANCE, INC. (formerly known as Wells Fargo Foothill, Inc.), as administrative agent (“Agent”), and the undersigned parties constituting all the Lenders party, as of the date hereof, to that certain Amended and Restated Credit Agreement dated April 29, 2008 by and among Borrower, Agent and the Lenders (as amended, restated, extended, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms used herein shall have meanings defined for such terms in the Credit Agreement unless otherwise defined herein).

WITNESSETH:

WHEREAS, pursuant to Section 2.4(c)(iv) of the Credit Agreement, Borrower is required to prepay the Obligations in an amount equal to 25% of its Excess Cash Flow for its fiscal year ended on December 31, 2009 (the “2009 Fiscal Year”);

WHEREAS, Borrower has requested that the Lenders waive the Excess Cash Flow prepayment requirement for the 2009 Fiscal Year and the Lenders are willing to provide such a waiver, as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties hereto agree as follows:

1.	The Lenders hereby waive the requirement under Section 2.4(c)(iv) of the Credit Agreement that Borrower prepay the Obligations in an amount equal to 25% of its Excess Cash Flow for the 2009 Fiscal Year and acknowledge that Borrower’s failure to make such prepayment shall not cause an Event of Default under the Credit Agreement.

2.	Borrower shall cause ServiceSource Inc. to execute the Acknowledgement by Guarantor attached hereto as Exhibit “A”.

3.	The undersigned Lenders hereby constitute all Lenders, as such term is defined under the Credit Agreement, and each Lender hereby acknowledges that this Waiver constitutes its agreement to the terms of this Waiver.

4.	This Waiver may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5.	This Waiver shall be governed by, and construed in accordance with, the laws of the State of California.

6.	Borrower confirms that each Loan Document executed by it shall continue in full force and effect and agrees that it shall continue to be obligated under each such Loan Document in accordance with the terms thereof, except as modified by the terms of this Waiver. This Waiver will not be construed to waive any of the rights of Agent or any Lender under the Credit Agreement or any other Loan Document, except as specifically set forth in Section 1 above.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above,

SERVICESOURCE INTERNATIONAL, LLC, as Borrower

By:	/s/ Paul D. Warenski
Name:	Paul D. Warenski
Title:	SVP & General Counsel

WELLS FARGO CAPITAL FINANCE, INC., as Agent and as a Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ K. Crosslin
Name:	Kim Crosslin
Title:	V.P.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Raed Y. Alfayoumi
Name:	Raed Y. Alfayoumi
Title :	Vice President

Exhibit “A”

ACKNOWLEDGEMENT BY GUARANTOR

Dated as of March 19, 2010

In order to induce the Lender Group to execute the foregoing Waiver (the “Waiver”), with respect to that certain Amended and Restated Credit Agreement (as amended, restated, extended, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), dated as of April 29, 2008, among ServiceSource International, LLC, the Lenders and Wells Fargo Capital Finance, Inc., as administrative agent for the Lenders, the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Waiver and that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned’s obligations under the Guaranty or any other Loan Document executed by it in connection with the Credit Agreement. The undersigned further confirms that each Loan Document executed by it shall continue in full force and effect and agrees that it shall continue to be obligated under each such Loan Document in accordance with the terms thereof. The undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Loan Documents. Unless otherwise defined, capitalized terms set forth in this Acknowledgment by Guarantor shall have the meaning defined for such term in the Credit Agreement.

SERVICESOURCE INC.

By:	/s/ Paul D. Warenski
Name:	Paul D. Warenski
Title:	SVP & General Counsel